ABERDEEN FUNDS

Aberdeen Emerging Markets Institutional Fund

Supplement to the Aberdeen Funds Statutory Prospectus dated February 27, 2012

The following information supplements the information in the Aberdeen Funds Statutory Prospectus. This information is important and relates to your Fund. You should read it carefully.

The information for Institutional Service Class Shares of the Aberdeen Emerging Markets Institutional Fund (the “Fund”) in the fee table found on page 8 is deleted and replaced with the following:

Shareholder Fees (fees paid directly from your investment)	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 90 days after the date of purchase)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.38%
Total Annual Fund Operating Expenses	1.28%
Less: Amount of Fee Limitations/Expense Reimbursements(1)	0.00%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.28%

(1)         Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 1.10% for all Classes of the Fund at least through February 27, 2013. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.  This contract may not be terminated before February 27, 2013.

In addition, the 1-, 3-, 5- and 10-year expense example for Institutional Service Class Shares of the Fund found on page 9 is deleted and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Institutional Service Class shares	$130	$406	$702	$1,545

THIS SUPPLEMENT IS DATED March 13, 2012

Please keep this supplement for future reference